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                                                                     EXHIBIT 1.1

                                                                       EBG DRAFT
                                                                    JUNE 5, 2000

                               ACCOUNT4.COM, INC.
                                  COMMON STOCK

                          -----------------------------

                             UNDERWRITING AGREEMENT

                                                                __________, 2000


THE ROBINSON-HUMPHREY COMPANY, LLC
GERARD KLAUER MATTISON & CO., INC.
FAC/EQUITIES, A DIVISION OF FIRST ALBANY CORPORATION

     As representatives of the several
     Underwriters named in Schedule I hereto

c/o The Robinson-Humphrey Company, LLC
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Dear Sirs:

     Upon and subject to the terms and conditions set forth below, (i) Account4.com, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Underwriters named in Schedule I (the "Underwriters") an aggregate of 4,000,000 shares of common stock, $.01 par value ("Common Stock"), of the Company (the "Firm Shares") and (ii) the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose to sell to the Underwriters an aggregate of 600,000 shares of Common Stock in the respective amounts set forth opposite their names in Schedule II hereto (the "Optional Shares") (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares").

     1. (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:


          (i) A registration statement on Form S-1 (File No. 333-36122)



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     with respect to the Shares, including a prospectus, has been filed by the
     Company with, and has been declared effective by, the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). After the execution of this Agreement, the Company will file with the Commission, within the applicable period specified in Rule 424(b) under the Act, a prospectus in the form most recently included in an amendment to such registration statement, with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was declared effective, including all financial statement schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement. If the Company has filed or is required pursuant to the terms hereof to file a Registration Statement pursuant to Rule 462(b) under the Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), such Rule 462(b) Registration Statement will become effective no later than 10:00 p.m., Atlanta, Georgia time, on the date of this Agreement. Unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened or contemplated by the Commission or the securities authority of any state or other jurisdiction. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened or contemplated by the Commission or the securities authority of any state or other jurisdiction.

          (iii) When any Preliminary Prospectus was filed with the Commission it
     (A) complied in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances

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     under which they were made, not misleading. When the Registration Statement
     (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) or any amendment thereto, if applicable, was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto, if applicable, is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) complied or will comply in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement or any amendment thereto, if applicable, when it becomes effective and at each Time of Delivery, (A) will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. The representations and warranties made in the foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto or any Rule 462(b) Registration Statement or any amendment thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein. The statistical and market-related data included in the Prospectus are based on or derived from independent sources which the Company believes to be reliable and accurate in all material respects or represent the Company's good faith estimates that are made on the basis of data derived from such sources, in each case as set forth in the Prospectus.

          (iv) There are no (A) contracts, instruments or other documents or agreements that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement and are not so described or filed as required, (B) laws, orders, judgments, decrees, rules or

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     regulations that are required to be described in the Registration Statement or the Prospectus and are not so described as required, (C) pending or, to the knowledge of the Company, threatened legal or governmental proceedings that are required to be described in the Registration Statement or the Prospectus and are not so described as required, or (D) relationships, direct or indirect, between or among the Company, on the one hand, and the directors, officers or shareholders of the Company on the other hand, that are required to be described in the Registration Statement or the Prospectus and are not so described as required; and all descriptions thereof in the Registration Statement (including the statements under Items 14 and 15 of Part II of the Registration Statement) and the Prospectus are fair summaries thereof and fairly present, in all material respects, the information required to be disclosed with respect thereto under the Act.

          (v) The Company has been duly organized, is validly existing, and in good standing under the laws of its jurisdiction of organization and has full power and authority (corporate and otherwise) to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company.

          (vi) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued and outstanding shares of capital stock of the Company (including, without limitation, the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Registration Statement and the Prospectus. None of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company) has any preemptive or other rights to subscribe for any of the Shares.

          (vii) The Company has no subsidiaries and does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

          (viii) Except as disclosed in the Prospectus, there are no

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     outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or
     (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

          (ix) Since the date of the most recent audited financial statements included in the Registration Statement and the Prospectus, the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

          (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to or at each Time of Delivery, or as disclosed in the Registration Statement or the Prospectus,
     (A) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, in each case not in the ordinary course of business, that are material to the Company, (B) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any change in the capital stock (other than changes in connection with the exercise of options to purchase shares of the Company's Common Stock granted pursuant to the Company's stock option plan from the shares reserved therefor as described in the Registration Statement), or material change in the long-term debt or short-term debt of the Company, and (D) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company.

          (xi) The Shares to be issued and sold by the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor as provided herein, will be validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus and the issuance thereof will not be subject to any preemptive or similar rights; the certificates evidencing the Shares will comply with all applicable requirements of Delaware law; and the Shares have been approved for listing on the Nasdaq National Market, subject to notice of issuance.

          (xii) Except as disclosed in the Registration Statement and the

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     Prospectus, (1) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include any securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act and (2) neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company.

          (xiii) All offers and sales of the Company's capital stock and its predecessors prior to the date hereof were at all relevant times exempt from the registration requirements of the Act by reason of Sections 3(b) or 4(2) thereof and were the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

          (xiv) The Company is not, nor with the giving of notice or passage of time or both would be, (A) in violation of its Certificate of Incorporation, Bylaws, or other governing instruments, as appropriate, or
     (B) in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are subject, except, in the case of clause (B), such defaults that would not have a material adverse effect on the Company.

          (xv) The execution of this Agreement, the issue and sale of the Shares to be issued and sold by the Company under this Agreement, the sale of the Shares to be sold by the Selling Shareholders under this Agreement the performance of this Agreement by the Company and the Selling Shareholders and the consummation of the other transactions herein contemplated will not
     (A) conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which any its properties or assets are subject, (B) conflict with or violate any provision of the certificate of Incorporation or Bylaws of the Company or
     (C) conflict with or violate any provision of any constitution, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, except, in the case of clauses (A) and (C), such

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     breach, violation, default or lien that would not have a material adverse effect on the Company.

          (xvi) The Company has all such licenses, certificates, authorizations, consents, exemptions, qualifications, franchises, permits and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals as are necessary to own, lease, license and operate its assets and properties and to conduct its business as described in the Registration Statement and Prospectus, except any such Authorization, filing or notice, the failure of which to hold or make would not have a material adverse effect on the Company. Each such Authorization is valid and in full force and effect, and the Company is in compliance, in all material respects, with all the terms and conditions thereof and with the applicable rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto, except any such noncompliance that would not have a material adverse effect on the Company; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights under any such Authorization, except such revocation, suspension, termination or impairment that would not have a material adverse effect on the Company; and no such Authorization contains any restriction that is materially burdensome to the Company.

          (xvii) The Company does not own any real property, and has good title to all personal property owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use of such property by the Company; and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made of such property and buildings by the Company, and except as such enforcement may be limited by bankruptcy and laws relating to rights and remedies of creditors generally and by the availability of equitable remedies.

          (xviii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required on the part of the Company for the sale of the Shares

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     or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offer, sale and distribution of the Shares by the Underwriters.

          (xix) There is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the Company's knowledge, threatened in which the Company is a party or of which any of its properties or assets are the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company. The Company is not in violation of, or in default with respect to, any constitution, statute, rule or regulation, except as described in the Prospectus or such violations as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations, business or prospects of the Company, and the Company is not bound by any order, judgment or decree except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations, business or prospects of the Company.

          (xx) Arthur Andersen LLP, who have certified certain financial statements of the Company are and were, during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (xxi) The financial statements together with related notes and schedule of the Company included in the Registration Statement or the Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company at the dates and for the periods presented; the consolidated financial statements together with related notes and schedule of the Company included in the Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present, in all material respects, the financial position and results of operations of the Company, at the dates and for the periods presented; all adjustments necessary for a fair presentation of results for such periods have been made; the selected financial information included

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     under the captions "Summary -- Summary Financial Information" and "Selected
     Financial Information" in the Registration Statement and the Prospectus
     (and any amendment or supplement thereto) present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data respecting the Company set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements, supporting schedules or other financial information (whether pro forma financial statements or otherwise) are required to be included in the Registration Statement or the Prospectus. As of the date of the Prospectus, the Company is not engaged in substantive discussions with any third party with respect to, or obligated to complete, any acquisitions for which disclosure of pro forma financial information in the Registration Statement and the Prospectus is required by the Act.

          (xxii) This Agreement has been duly authorized, executed and delivered by the Company.

          (xxiii) Neither the Company nor any of its officers, directors or affiliates has taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (xxiv) The Company has obtained and delivered to the Underwriters for the benefit of the Company and the Underwriters from each of its directors, officers, Selling Shareholders and each shareholder listed on Annex I hereto (each, an "Executing Shareholder") a written agreement (each, a "Lock-Up Agreement") that for a period of 180 days from the date of the Prospectus such director, officer or shareholder will not, without your prior written consent, (A)

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     directly or indirectly make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options, rights or warrants to purchase with respect to, or otherwise transfer or reduce any risk of ownership of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock; (B) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Stock; (C) make any demand for, or exercise any right with respect to, the registration of shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock; provided, however that during such period, each Executing Shareholder may transfer shares of Common Stock pursuant to a bona fide gift; PROVIDED that any recipient of Common Stock pursuant to any such gift shall, prior to such recipient's receipt thereof, agree in writing to be bound by all of the restrictions contained in such Executing Shareholder's Lock-Up Agreement until 180 days after the date of the Prospectus.

          (xxv) The Company has not violated any federal, state, local or foreign law, order, judgment, decree, rule or regulation (including, without limitation, any such law, order, judgment, decree, rule or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder ("ERISA"), or the Foreign Corrupt Practices Act and the rules and regulations thereunder), except for such violations which would not, individually or in the aggregate, have material adverse effect on the financial position, results or operations or business of the Company. The Company has no material liability (contingent or otherwise) in connection with any Environmental Law or the release into the environment of any substance regulated by any Environmental Law.

          (xxvi) The Company owns or has the right to use all patents, patent applications, trademarks, trademark applications, tradenames, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to operate its business as presently conducted or as the Prospectus indicates the

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     Company proposes to conduct; to the Company's knowledge, the Company has not infringed and is not infringing, and the Company has not received notice of infringement with respect to, asserted Intangibles of others; and, to the knowledge of the Company, there is no infringement by others of Intangibles of the Company.

          (xxvii) The Company is insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage as may be necessary to continue its business at a comparable cost, except as disclosed in the Prospectus.

          (xxviii) The Company makes and keeps accurate books and records reflecting its assets and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (C) access to the assets of the Company is permitted only in accordance with management's authorization, (D) the recorded accountability for assets of the Company is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) such controls would prevent or detect errors or irregularities in amounts that would be material to the Company.

          (xxix) The Company has filed all foreign, federal, state and local income, franchise tax and other tax returns that are required to be filed by it and has paid all taxes (including, without limitation, withholding taxes) shown as due on such returns as well as all other taxes, assessments and governmental charges (including, without limitation, all penalties and interest) that are due and payable; and no deficiency with respect to any such return has been assessed or, to the knowledge of the Company, proposed, in each case except as would not have a material adverse effect on the Company.

          (xxx) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act

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     of 1940, as amended (the "Investment Company Act").

          (xxxi) The Company has previously disclosed and delivered or made available to the Representatives copies of all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other incentive plans, all other written employee programs, arrangements or agreements, all medical, vision, dental or other health plans, all life insurance plans and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of ERISA, adopted, maintained, sponsored in whole or in part, or contributed to by the Company, its predecessors or any subsidiary of the Company or its predecessors for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the "Company Benefit Plans").

          The Company and each predecessor of the Company or a subsidiary of the Company that adopted or contributed to a Company Benefit Plan have maintained all Company Benefit Plans (including, without limitation, filing all reports and returns required to be filed with respect thereto) in accordance with their terms and in compliance with the applicable terms of ERISA and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), except where the failure to do so would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or business of the Company. Each Company Benefit Plan which is intended to be qualified under
     Section 401(a) of the Code has either received a favorable determination letter from the Internal Revenue Service, timely requested such a letter or relies upon an opinion letter from the Internal Revenue Service with respect to the qualified status of any non-individually designed plan and has at all times been maintained in accordance with Section 401 of the Code, except where any failure to receive or seek such a favorable determination letter or so maintain such Company Benefit Plan would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or business of the Company. The Company has not engaged in a transaction with respect to any Company Benefit Plan that would subject the Company to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA, except for any such transaction, tax or penalty which would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or business of the Company.

          Except as required pursuant to Code Section 4980B and ERISA Section 609 et. seq., the Company is not obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits, except for the provisions of any such benefits which would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or business of the Company. Neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company have at any time within the last six years sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). Within the last six years, neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company have had an "obligation to contribute" (as defined in ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)).

          (xxxii) The Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the financial position, results of operations or business of the Company. The "Year 2000 Problem" as used herein means any risk that the computer hardware or software used in the receipt, transmission, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

          (xxxii) To the Company's knowledge, no labor disturbance by the employees of the Company exists or is imminent. No collective bargaining agreement exists with any of the Company's employees and, to the Company's knowledge, no such agreement is imminent.

          (xxxiv) The Company has not at any time during the last five (5) years
     (A) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (B) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (xxxv) To the Company's knowledge, no officer of the Company, director of the Company or securityholder of 5% or more of any class of the Company's securities has an "association" or "affiliation" with any member of the NASD, within the meaning of Rule 2710 of the Conduct Rules of the NASD. The

     Company does not have an "association" or "affiliation" with any member of the NASD, within the meaning of Rule 2710 of the Conduct Rules of the NASD.

          Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters at any Time of Delivery Date shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

     (b) REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally, and not jointly, represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

          (i) Such Selling Shareholder has full power and authority (corporate and otherwise) to enter into this Agreement, the Power of Attorney and the Custody Agreement (as hereinafter defined) and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold, if any, by such Selling Shareholder hereunder; the execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized by all necessary action of such Selling Shareholder; such Selling Shareholder has duly executed and delivered this Agreement, the Power of Attorney and the Custody Agreement; and each of this Agreement, the Power of Attorney and the Custody Agreement is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy and laws relating to rights and remedies of creditors generally and by the availability of equitable remedies.

          (ii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws or the by-laws and rules of the NASD in connection with the offer, sale and distribution of such Shares by the Underwriters.

          (iii) The sale of the Shares to be sold by such Selling Shareholder under this Agreement and the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not
     (A) conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, (B) conflict with or violate any provision of the Certificate of Incorporation or Bylaws or other governing instruments of such Selling Shareholder or any of its subsidiaries or (C) violate any constitution, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets, except, in the case of clauses (A) and
     (C), such breach, violation, default or lien that would not have a material adverse effect on the Selling Shareholder.

          (iv) Such Selling Shareholder has, and immediately prior to the First Time of Delivery (as defined in Section 4 hereof), such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all restrictions on transfer, liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

          (v) Neither such Selling Shareholder nor any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (vi) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to and approved by the Representatives, duly executed and delivered by such Selling Shareholder to ChaseMellon Shareholder Services, L.L.C., as custodian (the "Custodian"). Such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to and approved by the Representatives, appointing the persons indicated in Schedule II hereto as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

          (vii) The information in the Registration Statement under the caption "Principal Shareholders" which specifically relates to such Selling Shareholder (other than the percentage of shares beneficially held by such Selling Shareholder with respect to which such Selling Shareholder makes no representation) does not, and will not on the date of the execution of the Underwriting Agreement or on each Time of Delivery, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and if there is any change in the information referred to in this paragraph, the undersigned will immediately notify you of such change.

          Each certificate signed by or on behalf of such Selling Shareholder and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

     In order to document the Underwriters' compliance with the reporting and withholding provisions of the Code with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to the Representatives prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether in the case of a partnership or corporation, by the dissolution of such partnership or corporation or by the occurrence of any other event.

     2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the

Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of ______ per share, the Firm Shares and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Shareholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     Subject to the terms and conditions herein set forth, the Selling Shareholders hereby grant to the Underwriters the right to purchase at their election in whole or in part from time to time up to 600,000 Optional Shares, at the purchase price per share set forth in clause (a) in the paragraph above, for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company and the Selling Shareholders, given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you, but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice (I.E. on a "T+3" basis in accordance with the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act")). In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined). Any purchase of some, but not all, of the Optional Shares shall be made from each of the Selling Shareholder on a pro rata basis, based upon the maximum number of Optional Shares to be sold by each Selling Shareholder as set forth on Schedule II.

     3. OFFERING BY THE UNDERWRITERS. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

     4. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as The Robinson-Humphrey Company, LLC may request upon at least 48 hours' prior notice to the Company and the Attorneys-in-Fact, shall be delivered by or on behalf of the Company and the Selling Shareholders to you through the facilities of the Depository Trust Company ("DTC") for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds, payable to the order of the Company and the Custodian, as their interests may appear. The closing of the sale and purchase of the Shares shall be held at the offices of Epstein Becker & Green, P.C., 75 State Street, Boston, Massachusetts 02109, except that physical delivery of such certificates shall be made at the office of DTC, 55 Water Street, New York, New York 10041, or its designated custodian. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 9:00 a.m., Atlanta time, on _________, 2000 or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, at 9:00 a.m., Atlanta time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as you, the Company and the Attorneys-in-Fact, on behalf of the Selling Shareholders, may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of DTC or its designated custodian in New York, New York or at such other location in New York, New York specified by you in writing at least 48 hours prior to such Time of Delivery.

     5. (a) COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters:

          (i) The Company will file the Prospectus with the Commission in the manner and within the time period required by Rule 424(b). The Company will advise you promptly of any such filing pursuant to Rule 424(b).

          (ii) The Company will not file with the Commission the Prospectus, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review the Prospectus or any such proposed amendment or supplement and consented to the filing thereof. Upon the request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary, or in the good faith and reasonable opinion of the Representatives, advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when any amendment to the Registration Statement, or when any Rule 462(b) Prospectus or any amendment thereto, has been filed or declared effective or when the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

          (iii) The Company will advise you promptly after receiving notice or obtaining knowledge of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (C) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (iv) If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify you and upon your request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon your request but at the expense of the Underwriter making such request, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

          (v) The Company promptly from time to time will take such action as you may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to file a general consent to service of process or to render the Company subject to any franchise or other taxes other than consent to service of process or the subjection to any franchise or other taxes as to the offering or sale of the Shares, in any jurisdiction in which it is not now subject.

          (vi) The Company will promptly provide you, without charge, (A) three executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, (B) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits, and (C) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as you may reasonably request.

          (vii) As soon as practicable, but in any event not later than 45 days after the end of the first quarter ending after one year following the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

          (viii) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, without the prior written consent of The Robinson-Humphrey Company, LLC ("Robinson Humphrey"), directly or indirectly make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options, rights or warrants to purchase with respect to, or otherwise transfer or reduce any risk of ownership of, directly or indirectly, or file any registration statement with respect to the registration of any shares of Common

     Stock or any securities convertible into or exchangeable or exercisable for Common Stock, except as provided in Section 2 and except that the Company may (A) grant awards pursuant to the Company's existing incentive plans and may issue shares of Common Stock upon the exercise of such awards, (B) issue shares of Common Stock upon the exercise of any option or warrant outstanding and approved by the Company's Board of Directors on or prior to the date hereof , and (C) issue shares of Common Stock to be used as the purchase price for any acquisition of another business; provided, that any recipient of Common Stock in any such acquisition shall, prior to such recipient's receipt thereof, agree in writing to be bound by all of the restrictions applicable to the Company in this paragraph.

          (x) The Company shall, prior to or concurrently with the execution of this Agreement, deliver a Lock-Up Agreement executed by each Executing Shareholder to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 180 days after the date of the Prospectus, without the prior written consent of Robinson-Humphrey or pursuant to Section 2 hereof, (A) directly or indirectly make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options, rights or warrants to purchase with respect to, or otherwise transfer or reduce any risk of ownership of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock; (B) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Stock; or (C) make any demand for, or exercise any right with respect to, the registration of shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock. Notwithstanding the immediately preceding sentence, during such period, each Executing Shareholder may transfer shares of Common Stock pursuant to a bona fide gift; PROVIDED that any recipient of Common Stock pursuant to any such gift shall, prior to such recipient's receipt thereof, agree in writing to be bound by all of the restrictions contained in such Executing Shareholder's Lock-Up Agreement until 180 days after the date of the Prospectus.

          (xi) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to shareholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange, and (C) such additional information concerning the business and financial condition of the Company and its subsidiaries, if any, as you may reasonably request from time to time, other than any report or other communication that has been filed with the Commission under its EDGAR System and that is publicly available.

          (xii) Neither the Company nor any of its officers, directors or affiliates will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

          (xiii) The Company will apply the net proceeds from the offering substantially in the manner set forth under "Use of Proceeds" in the Prospectus but in no event invest or otherwise use the net proceeds from the offering in such a manner as would require the Company to register as an "investment company" within the meaning of the Investment Company Act.

          (xiv) The Company will use its best efforts to cause the Shares be included for quotation on the Nasdaq National Market (or another nationally recognized exchange) at each Time of Delivery and for at least three years from the date hereof.

          (xv) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Shares, the Company will file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b) by 10:00 p.m., Atlanta time, on the date of this Agreement and will pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

          (xvi) During a period of five years from the effective date of the Registration Statement, the Company will file with the Commission, from time to time after the effective date of the Registration Statement, such reports as are required by the Act (including, without limitation, Rule 463 of the Commission under the Act or any successor provision), Exchange Act, and the rules and regulations of the Commission thereunder, and will also file with the securities commissions in jurisdictions where the Shares have been sold by any Underwriter any such reports as are required to be filed by the securities acts and the regulations of those jurisdictions.

          (xvii) If at any time during the period beginning on the date the

     Registration Statement becomes effective and ending on the later of (A) the date 30 days after such effective date and (B) the date that is the earlier of (1) the date on which the Company first files with the Commission a Quarterly Report on Form 10-Q after such effective date and (2) the date on which the Company first issues a quarterly financial report to shareholders after such effective date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event; provided, however, that unless otherwise required by law, the Company shall not be required to do so if, in the reasonable judgment of the Company's Chief Executive Officer, the issuance of such release or statement would be adverse to the Company or its business, operations or financial results.

          (xviii) The Company will maintain a transfer agent, and if necessary under the laws of the State of Delaware, a registrar for the Shares.

     (b) COVENANTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder covenants and agrees with each of the Underwriters:

          (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of The Robinson-Humphrey Company, LLC or pursuant to Section 2 hereof, (A) directly or indirectly make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options, rights or warrants to purchase with respect to, or otherwise transfer or reduce any risk of ownership of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock; (B) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Stock; or (C) make any demand for, or exercise any right with respect to, the registration of shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock.

          (ii) Neither such Selling Shareholder nor any of its officers, directors or affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

          (iii) Such Selling Shareholder will pay or to cause to be paid all transfer or other taxes payable in connection with the transfer and delivery of the Shares to be sold by such Selling Shareholder.

     6. EXPENSES. The Company will pay all costs and expenses incident to the performance of the Company's and each of the Selling Shareholders' obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (a) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement and any blue sky memoranda; (b) the delivery of copies of the foregoing documents to the Underwriters; (c) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Shares; (d) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (e) the qualification of the Shares for offering and sale under state securities or blue sky laws, including all filing fees; (f) any listing of the Shares on the National Association Securities Dealers Automated Quotation National Market System, (g) the fees and disbursements of counsel for the Underwriters in connection with the review and clearance by the National Association of Securities Dealers, Inc., of the underwriting and underwriters' compensation terms and arrangements and the qualification of the Shares for offering and sale under state securities or blue sky laws, and (h) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares. The provisions of this
Section 6 shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholders may otherwise have for allocation of such expenses among themselves.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and agreements hereunder, and to the following additional conditions precedent:

        (a) All filings required by Rule 424, Rule 430A, Rule 434 or Rule 462(b) under the Act, if applicable, shall have been duly made; if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have been declared effective not later than 11:00 a.m., Atlanta time, on the date of this Agreement or such later date and time as shall have been consented to by you in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Company and the Representatives, threatened or contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

        (b) Epstein Becker & Green, P.C., counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (c) You shall have received an opinion, dated such Time of Delivery, of Choate, Hall & Stewart, counsel for the Company, in form and substance satisfactory to you and your counsel, to the effect that:

          (i) The Company was duly organized as a corporation, and is existing and in good standing, under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder, to own and use its properties and to conduct its business as described in the Registration Statement and the Prospectus.

          (ii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued and outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description of the Common Stock contained in the Registration Statement and the Prospectus. None of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company) has any preemptive or other rights to subscribe for any of the Shares.

          (iii) To such counsel's knowledge, the Company does not have any subsidiaries and does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

          (iv) Except as disclosed in the Prospectus, there are no outstanding
     (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or
     (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options. All such securities, obligations, warrants and options described in (A), (B) and (C) above have been duly authorized by the Company's Board of Directors.

          (v) The portion of the Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor as provided herein, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus, and the issuance thereof will not be subject to any preemptive or, to such counsel's knowledge, similar rights; the certificates evidencing the Shares comply with all applicable requirements of Delaware law, the Certificate of Incorporation and Bylaws of the Company, and The Nasdaq Stock Market; and the Common Stock has been registered under the Exchange Act, and approved for inclusion on The Nasdaq Stock Market's National Market, subject to notice of issuance.

          (vi) Except (A) as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, (1) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include any securities in the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Act and (2) neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company.

          (vii) To the knowledge of such counsel, all offers and sales of capital stock of the Company prior to the date hereof were exempt from the registration requirements of the Act by reason of Sections 3(b) and 4(2) thereof and were the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

          (viii) The Company is not, or with the giving of notice or passage of time or both, would not be, (A) in violation of its Certificate of Incorporation or Bylaws, or (B) to such counsel's knowledge, in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are subject and which is filed as an exhibit to the Registration Statement (each, a "Material Agreement"), except, in the case of clause (B), such defaults that would not, individually or in the aggregate, have a material adverse effect on the Company.

          (ix) The execution of this Agreement did not, the issue and sale of the Shares being issued at such Time of Delivery and the performance by the Company of its obligations under this Agreement and the consummation of the other transactions herein contemplated will not, (A) (with or without the giving of notice or the passage of time or both) result (i) in a breach or violation of any of the terms or provisions of, (ii) constitute a default under, or (iii) to such counsel's knowledge, result in the creation or imposition of any lien upon any property or assets of the Company pursuant to, any Material Agreement, (B) violate any provision of the Certificate of Incorporation or Bylaws of the Company or (C) to such counsel's knowledge, violate any provision of any constitution, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, except, in the case of clauses (A) and (C), such breach, violation, default or lien that would not, individually or in the aggregate, have a material adverse effect on the Company.

          (x) To such counsel's knowledge, the Company does not own any real property and has good title to all personal property owned by it, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use of such property by the Company. All real property and buildings held under lease by the Company are held by the Company under valid, subsisting and enforceable leases with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

          (xi) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body on the part of the Company is required for the issue and sale of the Shares to be sold by the Company or the consummation of the transactions by the Company contemplated by this Agreement, except the registration of the Shares to be sold by the Company under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares to be sold by the Company by the Underwriters.

          (xii) To such counsel's knowledge, neither the Company (A) is not in violation of, or in default with respect to, any constitution, statute, rule or regulation, except as described in the Prospectus or as such do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations, business or prospects of the Company, and (B) is bound by any order, judgment or decree, except as described in the Prospectus or as such violations do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations, business or prospects of the Company. To such counsel's knowledge, the Company holds all Authorizations necessary for the conduct of its business as described in the Registration Statement and the Prospectus.

          (xiii) The Company has duly authorized the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder. The Company has duly executed and delivered this Agreement. This Agreement is enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles, including without limitation, those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing equitable defenses and except that the right to indemnity and contribution may be limited by federal and state securities laws.

          (xiv) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder. To the knowledge of such counsel, there are no (A) contracts, instruments or other documents or agreements that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement and are not so described or filed as required, (B) constitutions, laws, orders, judgments, decrees, rules or regulations which are required to be described in the Registration Statement or the Prospectus and are not so described as required, (C) pending or threatened legal or governmental proceedings that are required to be described in the Registration Statement or the Prospectus and are not so described as required, or (D) relationships, direct or indirect, between or among the Company, on the one hand, and the directors, officers or shareholders of the Company, on the other hand, which are required to be described in the Registration Statement or the Prospectus and are not so described as required; to such counsel's knowledge, as of the date of the Prospectus and at such Time of Delivery, the Company is not engaged in substantive discussions with any third party with respect to, or obligated to complete, any acquisitions for which disclosure of PRO FORMA financial information in the Prospectus is required by the Act; and all descriptions in the Registration Statement (including, without limitation, the statements under Items 14 and 15 of Part II of the Registration Statement) and the Prospectus of (W) contracts, instruments and other documents and agreements, (X) laws, orders, judgments, decrees, rules and regulations,
     (Y) pending and threatened legal and governmental proceedings, and (Z) relationships, direct or indirect, between or among the Company on the one hand, and the directors, officers, and shareholders of the Company on the other hand, are fair summaries thereof and fairly present the information required to be disclosed with respect thereto under the Act.

          (xv) The Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) or Rule 430A has been made in the manner and within the time period required; and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

          (xvi) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

     Such counsel shall also state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent certified public accountants for the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel is not passing upon and does not assume any responsibility for, nor has such counsel independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, no facts have come to the attention of such counsel that lead them to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial or statistical data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

     Such counsel shall also confirm to you that (i) the Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company, and (ii) except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, there does not exist any litigation, arbitration, claim, proceeding or investigation pending or threatened to which the Company is a party or to which any of its properties are subject, which, if determined adversely to the Company would, individually or in the aggregate, have a material adverse effect upon the financial position, results of operations or business of the Company.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. The term "to such counsel's knowledge" shall mean examination of documents in such counsel's files and considering the actual knowledge of the individual attorneys in such counsel's firm who have given substantive attention to matters on behalf of the Company.

        (d) You shall have received an opinion, dated such Time of Delivery, of Choate, Hall & Stewart, counsel for the Selling Shareholders, in form and substance reasonably satisfactory to you and your counsel, to the effect that, with respect to each Selling Shareholder:

          (i) Such Selling Shareholder has all requisite power and authority to enter into each of this Agreement and such Selling Shareholder's Power of Attorney and Custody Agreement, to sell, assign, transfer and deliver the Shares being sold by the Selling Shareholder in the manner provided herein and therein, and to perform the Selling Shareholder's other obligations hereunder and thereunder.

          (ii) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Shareholder, each of which is enforceable against such Selling Shareholder in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles, including without limitation, those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing equitable defenses and except that the right to indemnity and contribution may be limited by federal and state securities laws.

          (iii) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder; the sale of the Shares to be sold by such Selling Shareholder at such Time of Delivery and the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not (A) to the knowledge of such counsel, with or without the giving of notice or the passage of time or both, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or to which any of their respective properties or assets is subject, (B) conflict with or violate any provision of the Certificate of Incorporation or Bylaws or other governing instruments of such Selling Shareholder or (C) violate any statute, rule or regulation or, to the knowledge of such counsel, any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets, except, in the case of clauses (A) and (C), such breach, violation, default or lien that, individually or in the aggregate, would not have a material adverse effect on the Selling Shareholder.

          (iv) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares being sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws or the by-laws and rules of the NASD in connection with the offer, sale and distribution of such Shares by the Underwriters.

          (v) Such Selling Shareholder has valid and marketable title to the Shares to be sold by such Selling Shareholder, and assuming (A) an Underwriter acquires its interest in the Shares to be sold by such Selling Shareholder to such Underwriter without notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of such Selling Shareholder's residence or organization (the "UCC")), (B) such Underwriter has paid the purchase price of such Shares and (C) such Shares have been credited to the securities account of such Underwriter maintained with DTC, then such Underwriter will have a securities entitlement (as defined in Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter free of any lien or adverse claim to such Shares, and free if any restrictions on transfer.

     In rendering any such opinion, such counsel may assume that all state laws are the same law as the states of residence or organization of the Selling Shareholders, may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company, the Selling Shareholders and public officials and the representations and warranties of the Selling Shareholders contained in this Agreement, and may rely, to the extent set forth in such opinion, or opinions of other counsel required by any Selling Shareholder.

        (e) You shall have received from Arthur Andersen LLP, independent public accountants, letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective on a date prior to date of the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to you, containing the information and statements of the type ordinarily included in accountants "comfort letters" to Underwriters with respect to the financial statements and certain information contained in the Registration Statement and the Prospectus.

        (f) Since the date of the latest audited financial statements included in the Prospectus, the Company shall not have sustained (i) any loss or interference with its business from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any change, (including without limitation a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations or net worth of the Company otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

        (g) Subsequent to the date hereof, there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, or the Nasdaq National Market or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the Nasdaq National Market; (ii) a moratorium on commercial banking activities in New York or Georgia declared by either federal or state authorities; (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your reasonable judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof; (iv) the enactment, publication, decree or other promulgation of any constitution, statute, regulation, rule, order, law, decree, writ or judgment of any court or other governmental authority which in your good faith and reasonable opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company, or (v) any adverse change in general economic, political, financial or international conditions which has an adverse impact on trading prices of securities that, in your good faith and reasonable judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated by the Prospectus.

        (h) The Company shall have furnished to you at such Time of Delivery certificates of officers of the Company and certificates of the Selling Shareholders, satisfactory to you, as to the accuracy of the representations and warranties of the Company and such Selling Shareholders herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section 7, and as to such other matters as you may reasonably request.

        (i) The Shares shall be included for quotation on the Nasdaq National Market, subject to notice of issuance.

     8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or judgments (or actions in respect thereof) are caused by, arise out of or are based upon: (i) any breach of any representation or warranty made by the Company in Section l(a) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses (including, without limitation, the reasonable fees and expenses of counsel) reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and the first five paragraphs and the seventh, thirteenth, fourteenth, sixteenth and seventeenth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Prospectus). The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

        (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or judgment (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by such Selling Shareholder in Section l(b) of this Agreement; or
(ii) any untrue statement or alleged untrue statement of any material fact by such Selling Shareholder contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses (including, without limitation, the reasonable fees and expenses of counsel) reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that a Selling Shareholder shall only be liable in its capacity as a Selling Shareholder pursuant to clause (ii) to the extent that any statements in or omissions or alleged omissions to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application, are based upon the information included under the caption "Principal Shareholders," which specifically relates to such Selling Shareholder (other than the percentage of shares beneficially held), or to the extent any such Selling Shareholder is a Director or the Company or has a representative on the Board of Directors of the Company, such Selling Shareholder failed to bring to the attention of the Underwriters anything of which such Selling Shareholder is currently aware without any investigation by such Selling Shareholder to cause such Selling Shareholder to believe that there is any untrue statement relating to the Company of any material fact contained in the Registration Statement or any amendment thereto, the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application, or any omission to state therein a material fact relating to the Company required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, FURTHER, HOWEVER, that no such Selling Shareholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and the first five paragraphs and the seventh, thirteenth, fourteenth, sixteenth and seventeenth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Prospectus); PROVIDED, FURTHER, HOWEVER, that such Selling Shareholder shall be liable hereunder in the aggregate only to the extent of the total net proceeds from the offering (before deducting expenses) received by such Selling Shareholder from the Underwriters for the Shares sold by such Selling Shareholder hereunder unless any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application included under the caption "Principal Shareholders," which specifically relates to such Selling Shareholder (other than the percentage of shares beneficially held) in which case such limitation of the liability of such Selling Shareholder shall not apply. No Selling Shareholder will, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

        (c) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or any Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and the first five paragraphs and the seventh, thirteenth, fourteenth, sixteenth and seventeenth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Prospectus); and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action.

        (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, except if, as and to the extent that such failure shall have compromised the rights or increased the liability or prospective liability of the Indemnifying Party, in which case such Indemnifying party shall have the right to set off against the amount otherwise due and owing by such Indemnifying Party the finally judicially determined amount of such increased liability. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party. Nothing in this Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

        (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a),
(b) or (c) above in respect of any losses, claims, damages, liabilities or judgments (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection

(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Further, notwithstanding the provisions of this subsection (e), no Selling Shareholder shall be required to contribute any amount that, together with the amount of any damages which such Selling Shareholder has otherwise been required to pay pursuant to this Section 8, exceeds the limit on such Selling Shareholder's liability prescribed by Section 8(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (f) The obligations of the Company and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company or such Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

     9. DEFAULT OF UNDERWRITERS. (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company and the Selling Shareholders shall be entitled to a further period of thirty-six
(36) hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone a Time of Delivery for a period of not more than seven days or such longer period agreed to by you and the Company in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

        (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Company or the Selling Shareholders shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company and the Selling Shareholders, pro rata in accordance with the number of Shares to be sold hereunder will reimburse the Underwriters severally upon demand only for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor any Selling Shareholder shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

        (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the

Underwriters to purchase and of the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, any Selling Shareholder or any officer or director or controlling person of the Company or any Selling Shareholder referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or transmitted by facsimile and confirmed in writing to you in care of The Robinson-Humphrey Company, LLC, 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention:
Corporate Finance Department (with a copy to Epstein Becker & Green, P.C., 75 State Street, Boston, Massachusetts 02109 Attention: Paul D. Broude, Esq.) if to any Selling Shareholder shall be sufficient in all respects if delivered or sent by registered mail for such Selling Shareholder at its address set forth in
Schedule II hereto with a copy to its counsel at its address set forth on
Schedule II hereto; and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 75 Wells Avenue, Newton, Massachusetts 02459, Attention: John J. Lucas (with a copy to Choate, Hall & Stewart, 53 State Street, Boston, Massachusetts 02109, Attention: William C. Rogers, Esq.).

     13. REPRESENTATIVES. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by The Robinson-Humphrey Company, LLC will be binding upon all the Underwriters.

     14. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

     16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, LLC, on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    Account4.com, Inc.


                                    By:
                                    Name:
                                    Title:

                                    John J. Lucas

                                    By:
                                    Name:
                                    Attorney-in-Fact

                                    Stephen M. Grange

                                    By:
                                    Name:
                                    Attorney-in-Fact


                                    LRF Investments, Inc.

                                    By:
                                    Name:
                                    Attorney-in-Fact

                                    [ADD OTHERS]

The foregoing Agreement is hereby
confirmed and accepted as of the date first written above at Atlanta, Georgia.

THE ROBINSON-HUMPHREY COMPANY, LLC
GERARD KLAUER MATTISON & CO., INC.
FAC/EQUITIES, A DIVISION OF FIRST ALBANY CORPORATION

By:      The Robinson-Humphrey Company, LLC


         By:
             Robert J. Glenn
             Executive Vice President

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                      Number of Optional
                                                              Total Number of Firm       Shares to be
                                                                  Shares to be       Purchased if Maximum
                           Underwriter                             Purchased           Option Exercised
                           -----------                        --------------------   --------------------
      The Robinson-Humphrey Company, LLC
      Gerard Klauer Mattison & Co., Inc.
      FAC/Equities, a division of First Albany Corporation










                                                                   ----------             ----------
      Total


                                   SCHEDULE II


                                                                                       TOTAL NUMBER OF
                                                                                    OPTIONAL SHARES TO BE
                                SELLING SHAREHOLDERS*                                       SOLD
                                --------------------

                                    John J. Lucas
                                c/o Account4.com, Inc.
                                   75 Wells Avenue
                              Newton Massachusetts 02459


                                  Stephen M. Grange
                                c/o Account4.com, Inc.
                                   75 Wells Avenue
                              Newton Massachusetts 02459

                                LRF Investments, Inc.
                                _____________________
                                _____________________
                               Attn: ________________

                           [ADD OTHERS]


---------------------
     * Each of the Selling Shareholders has executed and delivered a Power of Attorney appointing John J. Lucas and Stephen M. Grange such Selling Shareholder's Attorneys-in-Fact. Each of the Selling Shareholders is represented by Choate, Hall & Stewart, 53 State Street, Boston, Massachusetts 02109, Attention: William C. Rogers, Esq.

                                                                         ANNEX I

                  SHAREHOLDERS EXECUTING A "LOCK-UP" AGREEMENT


John J. Lucas
Stephen M. Grange
LRF Investments, Inc.
[others to be added]

                              SELLING SHAREHOLDERS'
                                POWER OF ATTORNEY
                       FOR SALE OF SHARES OF COMMON STOCK,
                      $.01 PAR VALUE, OF ACCOUNT4.COM, INC.

         The undersigned, Account4.com, Inc. (the "COMPANY") and certain other holders of the Company's common stock (such holders and the undersigned being hereinafter sometimes collectively referred to as the "SELLING SHAREHOLDERS"), propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with The Robinson-Humphrey Company, LLC, Gerard Klauer Mattison & Co., Inc. and FAC/Equities, a division of First Albany Corporation, as representatives (the "REPRESENTATIVES") of the underwriters to be named therein (the "UNDERWRITERS"). The Selling Shareholders propose to sell to the Underwriters pursuant to the Underwriting Agreement certain authorized and issued shares of the common stock, $.01 par value, of the Company (the "COMMON STOCK") owned by them. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

         The undersigned hereby irrevocably constitutes and appoints John J. Lucas and Stephen M. Grange, each with full power and authority to act alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an "ATTORNEY" and collectively the "ATTORNEYS"), with full power and authority in the name of, for and on behalf of, the undersigned to take any and all of the following actions:

           1. To sell, assign, transfer and deliver to the several Underwriters up to the number of shares of Common Stock set forth on the signature page hereof, such shares of Common Stock to be represented by certificate(s) deposited by the undersigned pursuant to the Custody Agreement (the "CUSTODY AGREEMENT") between the undersigned and ChaseMellon Shareholder Services L.L.C., as Custodian (the "CUSTODIAN"), at a purchase price per share to be paid by the Underwriters as the Attorneys, in their sole discretion, shall determine, but at the same price per share at which the Company and all other Selling Shareholders sell Common Stock to the Underwriters;

           2. To determine the number of shares of Common Stock to be sold by the undersigned to the Underwriters which number shall be no greater but may be fewer than that set forth on the signature page hereof (such total number of shares as is finally determined by the Attorneys and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the "SHARES");

           3. To execute, deliver and perform the Underwriting Agreement with power to make such amendments to the Underwriting Agreement as the Attorneys, in their sole discretion, may deem advisable and, together with the Representatives and a committee of the Board of Directors of the Company, to determine the public offering price and the purchase price per share of Common Stock to be paid by the Underwriters (subject to paragraph 1 above) and the other terms of sale;

           4. On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, entering into "lock-up" agreements);

           5. (a) To instruct the Custodian on all matters pertaining to the sale of the Shares and the delivery of certificates therefor, including: (i) the transfer of the Shares on the books of the Company in order to effect the sale of the Shares (including designating the name or names in which new certificate(s) for Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificate(s) for the Shares against receipt by the Custodian or its agent of the purchase price to be paid therefor, (iii) the payment, out of the proceeds (net of underwriting discounts) from the sale of the Shares by the undersigned to the Underwriters, of any expense incurred in accordance with paragraph 6 which is not payable by the Company and any transfer taxes payable in connection with the transfer of the Shares to the Underwriters ("TRANSFER TAXES") and (iv) the transmission to the undersigned of the proceeds from the sale of the Shares (after deducting all amounts payable by the undersigned pursuant to clause (iii) above) and the return to the undersigned of new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by certificate(s) deposited with the Custodian over the number of Shares sold to the Underwriters; and (b) to amend the Custody Agreement and any related documents in such manner that is not materially adverse to the undersigned;

           6. To incur or authorize the incurrence of any necessary or reasonably appropriate expense in connection with the sale of the Shares and to determine the amount of any Transfer Taxes;

           7. To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "ACT"), the Securities Exchange Act of 1934, as amended, and the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

           8. To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. ("NASD"), and in general to do all things and to take all actions which the Attorneys may reasonably consider necessary or desirable in connection with the sale of Shares to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting;

           9. If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares, or a stock power or powers attached to such certificate(s);

           10. To retain legal counsel in connection with any and all matters referred to herein;

           11. To exercise any power conferred upon, and to take any action authorized or required to be taken by, the Selling Shareholders pursuant to the Underwriting Agreement; and

           12. To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by this Power of Attorney.

         Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his or her sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him or her shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him or her pursuant hereto. The undersigned acknowledges that John J. Lucas and Stephen M. Grange are officers and directors of the Company.

         The undersigned acknowledges receipt of a copy of the Registration Statement on Form S-1 (the "REGISTRATION STATEMENT") relating to the offering of the Shares and the other shares of Common Stock to be sold by the Company and the other Selling Shareholders (the "OFFERED SHARES") and a copy of the preliminary form of the Underwriting Agreement dated April 26, 2000. The undersigned has reviewed the Registration Statement and the preliminary form of the Underwriting Agreement and understands the obligations and agreements of the undersigned set forth in the Underwriting Agreement. ALL REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS IN THE UNDERWRITING AGREEMENT WITH RESPECT TO THE UNDERSIGNED ARE AS OF THE DATE HEREOF, AND WILL BE AS OF THE DATE OF THE EXECUTION OF THE UNDERWRITING AGREEMENT AND EACH TIME OF DELIVERY (AS DETERMINED IN ACCORDANCE WITH THE UNDERWRITING AGREEMENT), TRUE AND CORRECT. ALL SUCH REPRESENTATIONS AND WARRANTIES WILL, AS PROVIDED IN THE UNDERWRITING AGREEMENT, SURVIVE THE TERMINATION OF THE UNDERWRITING AGREEMENT AND THE DELIVERY OF AND PAYMENT FOR THE SHARES.

         Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Shareholders, the undersigned agrees to be bound by and to perform each and every covenant and agreement contained therein of the undersigned as a Selling Shareholder (including, without limitation, the agreements contained therein regarding indemnification and contribution and the delivery of an opinion of counsel to the undersigned).

         The undersigned agrees, if so requested, to provide an opinion of counsel, addressed to Company counsel, which opinion shall expressly permit reliance thereon by Company counsel, setting forth such matters as Company counsel may reasonably request in rendering its opinion pursuant to the Underwriting Agreement and such other documentation as the Attorneys, the Company, the Representatives or any of their respective counsel may request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

         This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Shareholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.

         This Power of Attorney is an agency coupled with an interest and all authority conferred hereby SHALL BE IRREVOCABLE, and shall not be terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an "EVENT"). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriters by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian, the Attorneys, the Underwriters, or any one of them, shall have received notice of such Event.

         Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to December 31, 2000, or if on any earlier date the Representatives shall have notified the Company in writing that the Underwriting Agreement will not be signed and that the underwriting has been abandoned, then, upon the written notice of the undersigned on or after that date to the Attorneys, this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

         The undersigned hereby represents, warrants and agrees with the Company, Company counsel, the Underwriters, Underwriters' counsel, the Custodian, the Attorneys and the other Selling Shareholders that:

           1. The undersigned has all requisite power and authority to enter into the Underwriting Agreement, this Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by the undersigned; the execution and delivery of the Underwriting Agreement, this Power of Attorney and the Custody Agreement have been duly authorized by all necessary action of the undersigned; the undersigned has duly executed and delivered the Underwriting Agreement, this Power of Attorney and the Custody Agreement; and each of the Underwriting Agreement, this Power of Attorney and the Custody Agreement is a valid and binding agreement of the undersigned, enforceable in accordance with its terms.

           2. No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by the undersigned pursuant to the Underwriting Agreement or the consummation of the transactions contemplated by the Underwriting Agreement, this Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

           3. The sale of the Shares to be sold by the undersigned under the Underwriting Agreement and the execution, delivery and performance of the Underwriting Agreement, this Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not

(A) conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the undersigned or, if applicable, any of its subsidiaries is a party or to which any of their respective properties or assets is subject, (B) if applicable, conflict with or violate any provision of the Certificate of Incorporation or Bylaws or other governing instruments of the undersigned or any of its subsidiaries or (C) violate any constitution, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the undersigned or any of the undersigned's properties or assets, except, in the case of clauses (A) and (C), such breach, violation, default or lien that would not have a material adverse effect on the undersigned.

           4. The undersigned has, and immediately prior to each Time of Delivery (as defined in Section 4 of the Underwriting Agreement), the undersigned will have, good and valid title to the Shares to be sold by the undersigned thereunder, free and clear of all restrictions on transfer, liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein and therein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

           5. Neither the undersigned nor, if applicable, any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

           6. Certificates in negotiable form representing all of the Shares to be sold by the undersigned pursuant to the Underwriting Agreement have been placed in custody under a Custody Agreement, in the form heretofore furnished to and approved by the Representatives, duly executed and delivered by the undersigned to ChaseMellon Shareholder Services, L.L.C., as custodian.

           7. The information in the Registration Statement under the caption "Principal and Selling Shareholders" which specifically relates to the undersigned (other than with respect to the percentage of shares beneficially held by the

Undersigned, with respect to which the undersigned makes no representation) does not, and will not on the date of the execution of the Underwriting Agreement or on the First Time of Delivery, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and if there is any change in the information referred to in this paragraph, the undersigned will immediately notify you of such change

           8. Except as noted on Attachment A hereof, the undersigned is not a "MEMBER"* of the NASD, a controlling shareholder of a "MEMBER", a "PERSON ASSOCIATED WITH A MEMBER"* or an "AFFILIATE"* of a "MEMBER" or a member of the "IMMEDIATE FAMILY"* of any of the foregoing or an "UNDERWRITER OR RELATED PERSON"* with respect to the proposed offering of the Common Stock.

           9. The undersigned will furnish any and all information which the Company, the Underwriters or their respective counsel deems necessary or desirable in connection with the preparation and filing of all amendments, post-effective amendments and supplements to the Registration Statement, any preliminary prospectus or the prospectus in the form first used to confirm sales of the Shares (the "PROSPECTUS") or any other filing with any regulatory body or agency (including the NASD), as well as any and all information which the Commission, the NASD or any state securities regulatory authority may request.

                The foregoing representations, warranties and agreements, as well as those contained in the Underwriting Agreement and the Custody Agreement, are made for the benefit of, and may be relied upon by, the other Selling Shareholders, the Attorneys, the Company, Company Counsel, the Underwriters, Underwriters Counsel and the Custodian and their representatives, agents and counsel. In addition, the foregoing representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence, (ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Power of Attorney.

         It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for shares of Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor, except as herein expressly

--------

*See Appendix A hereto for the definition of these terms.

provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence or willful misconduct. The undersigned agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own gross negligence or willful misconduct. The undersigned agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

         It is understood that the Attorneys shall serve entirely without compensation.

         This Power of Attorney shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

         This Power of Attorney shall be governed by the laws of the Commonwealth of Massachusetts without regard to its conflict of law provisions.

         Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of Shares of Common Stock to be Sold by Selling Shareholder(s):

------------------------------
                                         Very truly yours,

                                         --------------------------------------


                                         ---------------------------------------
                                         Signature(s)

DATED: _________, 2000

Print Name and Address of Selling Shareholder(s) and Name and Title of any Person Signing as Agent or Fiduciary:

----------------------------------------------


----------------------------------------------


----------------------------------------------


----------------------------------------------


----------------------------------------------

Telephone:       (     )

                 -----------------------------

Facsimile:       (     )

                 -----------------------------



--------
To be signed in EXACTLY the same manner as the shares of Common Stock are registered

                                 ACKNOWLEDGMENT


State of   __________________________ )
                                      ) ss.
County of  __________________________ )

         On this the ___ day of ________, 2000 before me personally appeared ________________, who acknowledged the signing of the foregoing instrument and that the same is the free act and deed of such person (and if such person is signing on behalf of a corporation, partnership or trust that the same is the free act and deed of such corporation, partnership or trust and that such person is duly authorized to sign the foregoing instrument).

         WITNESS my hand and official seal.

                                            Notary's Signature

                                  ATTACHMENT A

                 STATEMENT OF RELATIONSHIP WITH A MEMBER OF THE
                NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

         I, Selling Shareholder, have the following relationship with a member of the National Association of Securities Dealers, Inc.:

                                                                      APPENDIX A

                              DEFINITIONS OF TERMS

           1. The NASD defines a "MEMBER" as being any broker or dealer admitted to membership in the NASD.

           2. The NASD defines a "PERSON ASSOCIATED WITH A MEMBER" as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

           3. The NASD defines "AFFILIATE" to include a company which controls, is controlled by or is under common control with a member. A company is presumed to control a member if the company beneficially owns 10 percent (10%) or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10 percent (10%) or more of the distributable profits or losses of a member which is a partnership. A company is presumed to be controlled by a member if the member and persons associated with the member beneficially own 10 percent (10%) or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10 percent (10%) or more of the distributable profits or losses of a company which is a partnership. A company is presumed to be under common control with a member if (i) the same natural person or company controls both the member and company by beneficially owning 10 percent (10%) or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10 percent (10%) or more of the distributable profits or losses of a member or company which is a partnership or (ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

           4. The NASD defines "IMMEDIATE FAMILY" of a person as being such person's parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent by such person.

           5. The NASD defines an "UNDERWRITER OR RELATED PERSON" with respect to a proposed offering as being any Underwriter, Underwriter's counsel, financial consultants and advisors, finders, members of the selling or distribution group, any member participating in the proposed offering and any and all other persons associated with or related to and members of the immediate family of any of such persons.

                       THE ROBINSON-HUMPHREY COMPANY, INC.

                       MASTER AGREEMENT AMONG UNDERWRITERS
                  BASIC PROVISIONS FOR OFFERINGS OF SECURITIES

                                                                     May 7, 1992

         These basic provisions (the "Basic Provisions") set forth the general terms and conditions pursuant to which the several Underwriters will agree among themselves with reference to their proposed purchases severally of securities (the "Securities") referred to in an underwriting, placement, or terms agreement (the "Underwriting Agreement") to be executed by the Issuer of such Securities (the "Company") and the selling securityholders, if any, named therein (the "Selling Securityholders").

         1. UNDERWRITING ARRANGEMENTS. (a) From time to time, in connection with offerings of the Securities by Underwriters to be represented by The Robinson-Humphrey Company, Inc., either alone or with one or more other firms (the "Representatives"), the Representatives may invite one or more Underwriters to become a member of an underwriting syndicate on the terms and conditions set forth herein, which shall be deemed to include the terms and conditions set forth in (i) any letter, telegram, facsimile transmission, wire, telex or other written communication or telephone call (confirmed immediately in writing) to prospective Underwriters in connection with an invitation to participate as Underwriters of the Securities (the "Invitation Wire") and (ii) any letter, telegram, facsimile transmission, wire, telex or other written communication or telephone call (confirmed immediately in writing) to Underwriters in connection with the terms of any particular public offering of Securities (the "Terms Wire"), provided that the terms and conditions set forth herein and therein shall be applicable only to offerings with respect to which The Robinson-Humphrey Company, Inc. has expressly informed Underwriters that such terms and conditions shall be applicable. Under certain circumstances, the Invitation Wire and Terms Wire may be combined in a single communication, in which case any reference herein to either the Invitation Wire or the Terms Wire shall refer to such single communication. Any Invitation Wire, the Terms Wire and this Master Agreement Among Underwriters are together referred to herein as this "Agreement."

         (b) The Terms Wire specifies, with respect to the Underwriter to whom such Terms Wire is addressed (i) the amount of the Securities to be purchased by such Underwriter, the purchase price to be paid by such Underwriter for the Securities, (ii) the offering price of the Securities or, if the initial offering price is to be determined by a formula based upon market prices, the terms of the formula, (iii) the interest rate, if any, (iv) the selling concession, if any, to be allowed to Selected Dealers (as defined in Section 5(c) hereof), (v) the amount of any reallowance to other dealers, (vi) the Representatives' compensation for managing the offering, (vii) certain information with respect to the Trustee, if any, and (viii) other matters, including whether the Underwriting Agreement provides the Underwriters with an option to purchase additional Securities (the "Option Securities") to cover over-allotments and whether the Underwriters are authorized to solicit institutional investors to purchase Securities pursuant to

Delayed Delivery Contracts, certain terms thereof and the Underwriters compensation therefor.

         (c) By its acceptance by telegram, facsimile transmission, telex, wire or telephone call (confirmed immediately in writing) of the Invitation Wire or the Terms Wire, as the case may be, in accordance with the terms thereof and its acceptance of an allotment of Securities as set forth in the Terms Wire, each Underwriter agrees that it will purchase, on the terms and conditions set forth in the Underwriting Agreement, in the Invitation Wire, if any, in the Terms Wire, in the Prospectus referred to below and herein, the amount of such Securities set forth in the Underwriting Agreement to be purchased by it.

         (d) If acceptance of an Invitation Wire has been received, the Terms Wire may state that an Underwriter will be deemed to have accepted an allotment of Securities unless the Syndicate Department of The Robinson-Humphrey Company, Inc. receives a telegram, facsimile transmission, wire, telex or telephone call prior to the time specified in the Terms Wire giving notice of such Underwriter's rejection of its allotment of Securities. Notwithstanding the foregoing, in certain instances the Representatives may notify the Underwriters that no affirmative acceptance to either any Invitation Wire or the Terms Wire may be required. In such case, an Underwriter will be deemed to have accepted an allotment of Securities unless the Syndicate Department of The Robinson-Humphrey Company, Inc. receives a telegram, facsimile transmission, wire or telex prior to the time specified in the Terms Wire giving notice of such Underwriter's rejection of its allotment of Securities.

         2. REGISTRATION STATEMENT, PROSPECTUS AND OFFERING CIRCULAR. As used in this Agreement, (i) the term "Registration Statement" means the registration statement, as amended, filed with respect to the Securities under the Securities Act of 1933, (the "Act"), (ii) the terms "Preliminary Prospectus" and "Prospectus" mean any preliminary prospectus and the prospectus (including any basic Prospectus and Prospectus Supplement and any documents incorporated by reference therein) authorized for use in connection with the offering of the Securities and (iii) the term "Offering Circular" means any offering circular (including any supplement thereto and any documents incorporated therein). A conformed copy of the Registration Statement (excluding exhibits other than the Underwriting Agreement, any indenture covering the Securities, any computation of the ratio of earnings to fixed charges, and any computation of per share earnings) and such number of copies of each Prospectus or Offering Circular (and any documents incorporated by reference therein) as may be requested by any Underwriter will be delivered to it. Each Underwriter hereby consents to being named in any Prospectus or Offering Circular as an underwriter of the amount of Securities specified in the Terms Wire addressed to such Underwriter. The Securities may be, registered for a delayed or continuous offering pursuant to Rule 415 under the Act or may be offered and sold under an exemption from registration under Rule 144A under the Act.

         3. AUTHORITY OF THE REPRESENTATIVES. (a) Each Underwriter authorizes the Representatives, on such Underwriter's behalf, to negotiate in their discretion the terms of, and to execute and deliver, the Underwriting Agreement. Each Underwriter also authorizes the Representatives to exercise, in their discretion, all authority and discretion vested in the Underwriters or in the Representatives by the Underwriting Agreement and to take all such action as the Representatives may believe desirable in order to carry out the Underwriting Agreement and this Agreement.

         (b) Each Underwriter authorizes the Representatives to take such action as, in their discretion, may be necessary or desirable to effect the sale and distribution of the Securities, including the right to determine and advise the Company and Selling Securityholders, if any, of the terms of any proposed offering, the selling concession to Selected Dealers and the reallowance, if any, to other dealers. Each Underwriter also authorizes the Representatives to determine all matters relating to the public advertisement of the offering of the Securities.

         (c) Any action to be taken by the Representatives under this Agreement may be taken by The Robinson-Humphrey Company, Inc.

         4. AUTHORITY OF THE REPRESENTATIVES AS TO WITHDRAWING OR DEFAULTING UNDERWRITER. (a) Until the termination of this Agreement, the Representatives are authorized to arrange for or agree to the purchase by other persons, who may include the Representatives and any of the other Underwriters, of any Securities not taken up by any withdrawing or defaulting Underwriter. In the event that such arrangements or agreements are made, the respective amounts of the Securities to be purchased by the other Underwriters and by such other persons, if any, shall be taken as the basis for all rights and obligations under this Agreement; but this shall not in any way affect the liability of any defaulting Underwriter to the other Underwriters (including the Representatives) for damages resulting from such default, nor shall such default in any way relieve any other Underwriter of any of its obligations hereunder or under the Underwriting Agreement, except as herein or therein provided.

         (b) In the event of default by one or more Underwriters in respect of its obligations under this Agreement, including the obligations to take up and pay for any Securities or Stabilized Securities (as defined in Section 9(a) hereof) purchased by the Representatives for their respective accounts pursuant to Section 9 hereof, or to deliver any Securities sold or over-allotted by the Representatives for their account pursuant to such Section, and to the extent that arrangements shall not have been made by the Representatives for any person to assume the obligations of such defaulting Underwriter, each non-defaulting Underwriter shall assume its proportionate share of the obligations of each defaulting Underwriter without relieving any such defaulting Underwriter of its liability therefor.

         5. OFFERING OF THE SECURITIES. (a) The Representatives will notify each Underwriter when the initial public offering of the Securities (subject to reservation by the Representatives as herein provided) is to be made. The Representatives are authorized, in their discretion, after the initial public offering, to change the public offering price, the selling concession to Selected Dealers and the reallowance to other dealers. The offering price at any time in effect is hereinafter referred to as the "public offering price." Each Underwriter agrees to make, at the initial public offering price, a public offering of the Securities purchased by it and not reserved by the Representatives for sale to retail purchasers and dealers.

         (b) Each Underwriter agrees that all arrangements for the solicitation of offers to purchase the Securities under Delayed Delivery Contracts, if such contracts are authorized pursuant to the Underwriting Agreement, will be made only through the Representatives, and each Underwriter authorizes the Representatives to act on its behalf in making such arrangements for the accounts of all Underwriters or of less than all Underwriters and in such proportions as the Representatives may determine, in their discretion. Any fee payable to the Representatives for the accounts of the Underwriters under the Underwriting Agreement with respect to arranging sales of Securities pursuant to Delayed Delivery Contracts shall be credited to the accounts of the Underwriters.

         (c) Each Underwriter authorizes the Representatives to reserve and offer for sale such of the Securities to be purchased by such Underwriter pursuant to the Underwriting Agreement or for its account under any of the provisions of this Agreement as the Representatives shall determine (i) to retail purchasers and (ii) to dealers to be selected by the Representatives (the "Selected Dealers") (A) who are members of the National Association of Securities Dealers, Inc. (the "NASD") and who will agree to comply with the requirements of Section 24 of Article III of the Rules of Fair Practice of the NASD or (B) who are foreign dealers not eligible for membership in the NASD and who will agree (I) not to make any sales of the Securities in, or to nationals or residents of, the United States, its territories or its possessions and (II) in making any sales of the Securities to comply, as though such foreign dealers were members of the NASD, with (x) the interpretation of the Board of Governors of the NASD entitled "Free-Riding and Withholding," (y) the requirements of Sections 8, 24 and 36 of Article III of the Rules of Fair Practice of the NASD and (z) to the extent applicable to such foreign dealers, the requirements of
Section 25 of such Article III. The sales referred to in clause (i) shall be made at the public offering price, and the sales referred to in clause (ii) shall be made at the public offering price less the selling concession to Selected Dealers. The Representatives may arrange for any Underwriter, including the Representatives, to become one of such Selected Dealers, and each Underwriter agrees that it will not offer any of the Securities for sale at a price below the public offering price or allow any concession therefrom except as herein otherwise provided. Sales made by the Representatives for the account of each Underwriter to Selected Dealers will be as nearly as practicable in the ratio which the amount of the Securities so reserved for the account of such Underwriter bears to the aggregate amount of the Securities so reserved for the account of all Underwriters.

         (d) Any such offering may be made by the Representatives pursuant to the terms and conditions of selling agreements or otherwise, as the Representatives determine. Each Underwriter authorizes the Representatives to determine the form and manner of any selling agreements or other communications with Selected Dealers and, in the event there shall be any such selling agreements, each Underwriter agrees to be governed by the terms and conditions of such agreements.

         (e) The Representatives, as such, may make purchases and sales of the Securities from or to any Underwriter or Selected Dealer at the public offering price less all or any part of the selling concession to Selected Dealers specified in the Terms Wire. With the Representatives' consent, any Underwriter may make purchases or sales of the Securities from or to any Underwriter or Selected Dealer at the public offering price less all or any part of such selling concession to Selected Dealers.

         (f) The Representatives will notify each Underwriter promptly upon the release of the public offering of the Securities as to the amount of the Securities reserved for sale to retail purchasers and Selected Dealers, and the amount of the Securities not so reserved. Any of the Securities not so reserved may be sold by each Underwriter for its own account. Each Underwriter agrees, upon the Representatives' request, at any time or times prior to the termination of this Agreement with respect to the Securities, to report to the Representatives as to the amount of the Securities not so reserved which then remain unsold by it and the Representatives may, in their discretion, add to the Securities reserved for sale to retail purchasers and Selected Dealers any such unsold Securities.

         (g) If all the Securities so reserved are not promptly sold by the Representatives, any Underwriter may from time to time, with the Representatives' consent, obtain a release of all or any Securities of such Underwriter then remaining unsold, and Securities so released shall thereafter be deemed not to have been reserved. Securities of any Underwriters so reserved which remain unsold or if sold have not been paid for at any time prior to the termination of this Agreement with respect to the Securities may, in the Representatives' discretion, or upon the request of such Underwriter, be delivered to such Underwriter for carrying purposes only, but such Securities shall remain subject to disposition by the Representatives, in their discretion, until this Agreement is terminated. If the aggregate amount of the Securities so reserved upon termination of this Agreement does not exceed 20% of the total amount of the Securities, the Representatives may, in their discretion, sell for the accounts of the several Underwriters all or any Securities so reserved, at such prices, on such terms and in such manner as the Representatives may determine.

         (h) The Representatives may, in their discretion, charge the account of any Underwriter with an amount equal to the selling concession to Selected Dealers (plus any broker's commissions and transfer taxes) with respect to Securities purchased by such Underwriter, or purchased for their account, and not sold to retail purchasers or Selected Dealers for their account by the Representatives, which, prior to the termination of this Agreement, the Representatives may purchase or contract to purchase, in the open market or otherwise, pursuant to this Agreement, for the account of any Underwriter, or which may be delivered against contracts made prior to the termination of this Agreement; or in lieu thereof require such Underwriter to repurchase on demand at the total cost thereof (including commissions and taxes) any of such Securities so purchased or contracted to be purchased. In lieu of so charging the account of any Underwriter or delivering such Securities to any Underwriter obligated to repurchase the same as aforesaid, the Representatives may, in their discretion, sell the same for the account of such Underwriter, publicly or privately, without notice, at such prices and upon such terms and to such persons, including any of the several Underwriters, as the Representatives may determine, charging to the Underwriters so obligated the amount of any loss and expense or crediting to such Underwriter the amount of any profit less any expense resulting from such sale.

         6. COMPENSATION TO REPRESENTATIVES. As compensation for the Representatives' services, each Underwriter agrees to pay the Representatives a management fee as specified in the Terms Wire (without reduction for any Securities to be delivered pursuant to any Delayed Delivery Contracts). Such compensation shall be treated as an expense of each Underwriter and shall be charged to its account on the books of the Representatives.

         7. PAYMENT AND DELIVERY. (a) Upon the request of the Representatives each Underwriter will deliver to The Robinson-Humphrey Company, Inc., 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, payment for the Securities to be purchased by such Underwriter under the Underwriting Agreement in an amount equal to the initial public offering price for such Securities less the concession to Selected Dealers. Such payment shall be made in such form and at such times and planes as may be specified in the Terms Wire. The Representatives may, however, advance funds (to the extent permitted by law) in respect of Securities which have been sold or reserved for sale to retail purchasers or Selected Dealers for the account of any Underwriter. Each Underwriter authorizes the Representatives to make payment to the Company and the Selling Securityholders, if any, for the Securities to be purchased by such Underwriter against delivery to the Representatives of certificates for such Securities for the account of such Underwriter. Unless notified at least three full business days prior to the date of delivery to make other arrangements, the Representatives may, in their discretion, advise the Company and the Selling Securityholders, if any, to prepare each Underwriter's certificates for the Securities to be purchased by it in the name of such Underwriter (or in such other name as the Representatives shall designate, but such other name shall be for administrative convenience only and shall not affect such Underwriter's title to such Securities or the several nature of the obligations of the Underwriters hereunder) in such denomination as the Representatives may determine. The Representatives will give each Underwriter notice of the date of delivery.

         (b) Each Underwriter authorizes the Representatives to hold and deliver against payment the Securities purchased by such Underwriter or for its account which have been sold or reserved for sale to retail purchasers or Selected Dealers, and agrees to endorse such Securities in blank or to deliver to the Representatives upon their request appropriate powers executed in blank. The Representatives will remit promptly to each Underwriter an amount equivalent to the purchase price paid by such Underwriter, and not advanced or borrowed by the Representatives for securities sold for such Underwriter's account to retail purchasers or Selected Dealers and for which payment has been received. The Representatives agree that Securities not sold or reserved by them as aforesaid will be available for delivery to each Underwriter at the office of The Robinson-Humphrey Company, Inc., 3333 Peachtree Road, N.E., Atlanta, Georgia 30326; or such other address as the Underwriter may be notified by the Representatives, as soon as practicable after such Securities have been delivered to the Representatives.

         (c) If an Underwriter is a member of, or clears through a member of, The Depository Trust Company ("DTC"), the Representatives may, in their discretion, deliver such Underwriter's Securities through the facilities of DTC.

         8. AUTHORITY TO BORROW. The Representatives are hereby authorized (to the extent permitted by law) to arrange such loans for the account of one of the Underwriters, severally and not jointly, to execute and deliver any notes or other instruments in connection therewith and to pledge as security therefor all or any part of the Securities as the Representatives may deem necessary or advisable to carry out the purchase, carrying and distribution of the Securities, and to advance their own funds, in their individual capacities, charging current interest rates. Any lending bank is hereby authorized to rely upon instructions of the Representatives in all matters relating to any such loan. The Representatives may deliver to any Underwriter for carrying purposes such Securities, or any part thereof, which Securities will be redelivered to the Representatives on demand.

         9. OVER-ALLOTMENTS AND STABILIZATION. (a) The Representatives may, for the account of each Underwriter, until the termination of this Agreement or earlier surrender of this authorization, (i) over-allot in arranging for sales of the Securities to retail purchasers and Selected Dealers, and purchase Securities at such prices as the Representatives may determine for the purpose of covering such over-allotments, and (ii) for the purpose of stabilizing the market in Securities, make purchases and sales of Securities or other securities of the Company which the Representatives may designate for purchase or sale in stabilizing transactions ("Stabilized Securities"), for long or short account, on a when-issued basis or otherwise, at such prices, in such amounts and in such manner as the Representatives may determine; provided that at no time shall the net dollar commitment of any Underwriter either for long or short account, under this Section 9, exceed (except as otherwise provided in Section 4 (b) hereof) 20% of the amount of the Securities (and the Option Securities, if any) which such Underwriter is obligated to purchase pursuant to the Underwriting Agreement. Such purchases, sales and over-allotments shall be made for the accounts of the several Underwriters as nearly as practicable in proportion to the respective underwriting obligations of such Underwriters. Each Underwriter agrees to take up at cost on demand any Securities or Stabilized Securities so purchased for their account and to deliver on demand any thereof so sold or any Securities so over-allotted for their account.

         (b) The Representatives may sell for the account of any Underwriter any Securities or Stabilized Securities purchased pursuant to the provisions of this
Section 9 upon such terms as the Representatives may deem advisable and any Underwriter, including the Representatives, may participate as a purchaser in connection with any such sales. The Representatives shall have full discretionary power to pay such commissions in connection with such purchases and sales as they may deem proper and to charge the respective accounts of the Underwriters commissions on purchases and sales effected by them.

         (c) If stabilizing transactions are effected pursuant to the authorizations contained in this Section 9, the Representatives shall effect such transactions in accordance with the rules of the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each Underwriter agrees to furnish the Representatives with the notification required by Rule 17a-2(d) promulgated by the Commission under the Exchange Act, The Representatives will notify each Underwriter if they effect any such transactions.

         10. OPEN MARKET TRANSACTIONS. Each Underwriter agrees that, except as herein otherwise provided, until the termination of this Agreement or until notified by the Representatives prior thereto that such Underwriter is released from this restriction, it will not buy, sell, deal or trade in the Securities or Stabilized Securities or, if options to purchase

Securities or common stock into which Securities may be convertible ("Common Stock") are traded on any securities exchange, buy any right or option to purchase Securities or Common Stock for their own account or for the accounts of customers except on unsolicited brokerage orders therefor received and executed in the ordinary course of their brokerage business. Each Underwriter further agrees that it will not lend any shares of Common Stock, either before or after the purchase of the Securities, to any customer, Underwriter, Selected Dealer or to any other securities broker or dealer. Each Underwriter represents that it has not participated, since the date on which it was invited by the Representatives to participate in the offering of Securities, in any transactions prohibited by the foregoing provisions of this Section 10 and that it has at all times complied with the provisions of Rule 10b-6 under the Exchange Act applicable to the offering of the Securities.

         11. ALLOCATION OF EXPENSES. Each Underwriter authorizes the Representatives to charge against such Underwriter's account any and all expenses incurred by the Representatives, as such, in connection with the purchase, carrying, offering, sale and distribution of the Securities for the account of such Underwriter. All expenses of a general nature paid by the Representatives in connection with the purchase and sale of the Securities shall be borne by the Underwriters in proportion to the amount of the Securities which each Underwriter is obligated to purchase pursuant to the Underwriting Agreement, except that any transfer taxes payable by reason of sales by the Underwriters shall be charged to the accounts of the respective Underwriters only to the extent that sales of Securities or Stabilized Securities are made for such Underwriter's account. In the event of the default of any Underwriter in carrying out its obligations under this Agreement, the expenses chargeable to such Underwriter pursuant to this Agreement and not paid by it, as well as any additional losses or expenses arising from such default, may be charged against the other Underwriters not so defaulting in proportion to the respective amounts of Securities which such other Underwriters are obligated to purchase pursuant to the Underwriting Agreement, without, however, relieving such Underwriter from its liability therefor. The Representatives' ascertainment of all expenses and the apportionment thereof shall be conclusive.

         12. TERMINATION. This Agreement will terminate at the close of business on the fifth full day after the date of the Terms Wire unless prior thereto the Underwriting Agreement shall have been executed and delivered and shall have become effective, in which event: (a) if there shall be an offering to Selected Dealers pursuant to the terms of selling agreements, this Agreement will terminate at the close of business on the thirtieth day after the termination of the selling agreements, or at such earlier date, not earlier than the termination of the selling agreements, as the Representatives may determine, but may be extended for a further period not exceeding forty-five days with the consent of the Underwriters (including the Representatives) who have agreed to purchase in the aggregate 50% or more of the total amount of the Securities; or
(b) if there shall be no such offering to Selected Dealers, this Agreement will terminate at the close of business on the forty-fifth day after payment by the Underwriters for the Securities, or at such earlier date as the Representatives may determine. Notwithstanding any settlement of accounts under this Agreement, each Underwriter agrees to pay its proportionate share (based on its final total obligation to purchase Securities pursuant to the Underwriting Agreement) of the amount of any claim, demand or liability which may be asserted against and discharged by the Underwriters, or any of them, based on the claim that the Underwriters constitute an association, unincorporated business or other entity, and also to pay a like proportionate share of any transfer taxes which may be assessed after such settlement and of the expenses incurred by the Underwriters, or any of them, and approved by the Representatives, in contesting any such claim, demand, liability or tax.

         13. POSITION OF REPRESENTATIVES. (a) Except as otherwise specifically provided in this Agreement, the Representatives shall have full authority to take such action as they may deem necessary or advisable in respect of all matters pertaining to the Underwriting Agreement and this Agreement in connection with the purchase, carrying, offering, sale, distribution and advertising of the Securities, but they shall not be under any liability whatsoever to any of the Underwriters except such as may be incurred under the Act and except for want of good faith and for the obligations expressly assumed by them in this Agreement. No obligations not expressly assumed by the Representatives in this Agreement shall be implied hereby or inferred from this Agreement. Authority with respect to matters to be determined by the Representatives or by the Representatives, the Company and the Selling Securityholders, if any, pursuant to the terms of the Underwriting Agreement shall survive the termination of this Agreement. Nothing herein contained shall constitute the several Underwriters an association, or partners with the Representatives or with each other, or, except as in this Agreement expressly provided, render any Underwriter liable for the obligation of any other Underwriter, and the rights, obligations and liabilities of each of the Underwriters are several, in accordance with their respective obligations, and not joint. If the Underwriters, among themselves or with the Selected Dealers, are deemed to constitute a partnership for Federal income tax purpose, it is the intent of each Underwriter to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code of 1954, as amended. Each Underwriter elects to be so excluded and agrees not to take any position inconsistent with such election. Each Underwriter authorizes the Representatives, in their discretion, to execute and file on behalf of the Underwriters such evidence of election as may be required by the Internal Revenue Service.

         (b) The Representatives shall be under no duty to account for any interest on funds of any of the Underwriters at any time in their hands, and such funds may be held by the Representatives unsegregated from their general funds.

         14. INDEMNIFICATION AND FUTURE CLAIMS. (a) Each Underwriter agrees to indemnify and hold harmless each other Underwriter, and each person, if any, who controls any such other Underwriter within the meaning of Section 15 of the Act, to the extent and upon the terms that such Underwriter will agree to indemnify, hold harmless and reimburse the Company and the Selling Securityholders, if any, as set forth in the Underwriting Agreement.

         (b) In the event that at any time any claim or claims shall be asserted against the Representatives, as such, or shall otherwise involve the Underwriters generally, or relate to any Preliminary Prospectus, any Prospectus, any Offering Circular, the Registration Statement, the public offering of the Securities, or any of the transactions contemplated by this Agreement, each Underwriter authorizes the Representatives to make such investigation, to retain such counsel and to take such other action as the Representatives shall deem necessary or desirable under the circumstances, including settlement of any such claim or claims if such course of action shall be recommended by counsel retained by them. Each Underwriter agrees to pay to the Representatives, on request, such Underwriter's proportionate share (based on their final total obligation to purchase Securities pursuant to the Underwriting Agreement) of all expenses incurred by the Representatives (including, but not limited to, the fees and disbursements of counsel retained by them) in investigating and defending against such claim or claims, and their proportionate share of any liability incurred by the Representatives in respect of such claim or claims, whether such liability shall be the result of a judgment against the Representatives or as a result of any such settlement. A claim against or liability incurred by a person who controls an Underwriter within the meaning of Section 15 of the Act shall be deemed to have been made against or incurred by such Underwriter.

         (c) The foregoing indemnity agreement shall survive the termination of this Agreement, and shall remain in full force and effect regardless of any investigation made by or on behalf of such other Underwriter or controlling person.

         15. TITLE TO SECURITIES. The Securities and Stabilized Securities purchased by or for the account of each Underwriter pursuant to this Agreement or the Underwriting Agreement shall remain the property of such Underwriter until sold, and no title to any such Securities or Stabilized Securities shall in any event pass to the Representatives, as such, by virtue of any of the provisions of this Agreement.

         16. BLUE SKY MATTERS. It is understood that the Representatives assume no obligation or responsibility with respect to the right of any Underwriter or other person to sell the Securities in any jurisdiction, notwithstanding any information which the Representatives may furnish as to the jurisdictions under the securities laws of which it is believed the Securities may be sold.

         17. NASD MEMBERSHIP. The Representatives represent that they are members in good standing of the NASD and each Underwriter represents that it is either (a) a member in good standing of the NASD and that in making sales of Securities it will comply with the Rules of Fair Practice of the NASD, including, without limitation, Section 24 of Article III thereof, or (b) a foreign dealer, broker or bank not eligible for membership in the NASD, in which event such Underwriter agrees that it will not sell any of the Securities in, or to nationals or residents of, the United States, its territories or its possessions, except as required by Sections 5 (c) , 5 (e) , 5 (f ) and 9 hereof, and that in making any sales of the Securities it will comply, as though it were a member of the NASD, with (i) the interpretation of the Board of Governors of the NASD entitled "Free-Riding and Withholding," (ii) the requirements of Sections 8, 24 and 36 of Article III of the Rules of Fair Practice of the NASD and (iii) to the extent applicable to it, the requirements of Section 25 of such
Article III.

         18. UNDERWRITERS' QUESTIONNAIRE. Each Underwriter represents and warrants to the Representatives, the Company and the Selling Securityholders, if any, that the statements made in the Underwriters' Questionnaire attached as Schedule A are (except as otherwise disclosed in writing to the Representatives) true, correct and complete as of the date of the Terms Wire.

         19. CERTAIN AGREEMENTS OF THE UNDERWRITERS. Each Underwriter agrees that:

         (a) Such Underwriter will notify the representatives immediately if any of the representations of such Underwriter contained in this Agreement cease to be accurate;

         (b) If, immediately prior to the filing of the Registration Statement, the Company was not subject to the requirements of Section 13 (a) or 15 (d) of the Exchange Act, such Underwriter (i ) will not sell any Securities to any account over which it exercises discretionary authority and (ii) confirms that
(A) it is familiar with Release No. 4968 under the Act and Rule 15c2-8 under the Exchange Act relating to the distribution of prospectuses for securities of an issuer which is not subject to the reporting requirements of Section 13 (a) or 15 (d) of the Exchange Act, (B) copies of each Preliminary Prospectus have been or will be distributed to all persons to whom it expects to mail confirmations of sales, (C) such distribution will be made not less than 48 hours prior to the time that it is expected such confirmations will be mailed, (D) such distribution will be either made by air mail if the confirmations are to be sent by air mail, or by such other means of delivery as shall assure that such Preliminary Prospectuses will be received not less than 48 hours prior to the time confirmations are received and (E) such Underwriter will otherwise comply with said Release; and

         (c) Such Underwriter will (i) deliver Preliminary Prospectuses, Prospectuses and other reports required to be delivered under the Act, the Exchange Act and the rules and regulations under such Acts, including without limitation Rule 15c2-8 under the Exchange Act, (ii) keep an accurate record of the names and addresses of all persons to whom it delivers copies of the Registration Statement, any amendment thereto or any Preliminary Prospectus or any document incorporated therein by reference, (iii) upon the request of the Representatives, furnish promptly to the persons who received copies of the foregoing documents, any subsequent amendment, revised Preliminary Prospectus, Prospectus, document incorporated by reference or any memorandum furnished to the undersigned outlining changes in the Registration Statement or any Preliminary Prospectus and (iv) deliver a copy of each Prospectus to each person who purchases any of the Securities from it.

         20. NOTICES. Any notice from the Representatives to any Underwriter shall be deemed to have been duly given if mailed, telephoned (and confirmed in writing) or given by telegram, wire, facsimile transmission or telex or telegraphed to such Underwriter at the address set forth in the Terms Wire to such Underwriter. Any notice from any Underwriter to the Representatives shall be deemed to have been duly given if mailed, telephoned (and confirmed in writing) or telegraphed to The Robinson-Humphrey Company, Inc., 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention: Syndicate Department (or to such other address as the Underwriter may be notified of by the Representatives).

         21. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Georgia, without giving effect to the choice of law or conflicts of laws principles thereof.

                                                                      SCHEDULE A

                           UNDERWRITERS' QUESTIONNAIRE

         In connection with each offering of Securities to which this Agreement relates, except as disclosed to the Representatives in writing, each Underwriter advises the Representatives as follows and authorizes the Representatives to use the information furnished in response to this Underwriters' Questionnaire in the Registration Statement relating to the Securities:

         (a) Neither such Underwriter nor any of its directors, officers or partners, individually or as a part of a "group" (as that term is used in Section 13 (d) (3) of the Exchange Act), (i) has a "material" relationship (as defined in Rule 405 under the Act) with the Company or any Selling Securityholder or (ii) is a director, officer or holder (of record or beneficially) of 5% or more of any class of voting securities of the Company or any Selling Securityholders;

         (b) With reference to the Interpretation of the Board of Governors of the NASD with respect to the Review of Corporate Financing, neither such Underwriter nor any of its "related persons" (as defined by the NASD) (i) has purchased or otherwise acquired from the Company any warrants, options or other securities of the Company within 18 months prior to the date that the Registration Statement was initially filed or subsequent to that date, and there are no existing arrangements for any such purchase or (ii) has had any dealings with the Company (except those with respect to the Underwriting Agreement) or any "affiliate" of the Company (as defined in Rule 405 under the Act) as to which documents or other information are required to be furnished to the NASD pursuant to such Interpretation.

         (c) Other than as may be stated in the Registration Statement, any Prospectus, any Offering Circular, the Master Agreement Among Underwriters, the Underwriting Agreement or any selling agreements, such Underwriter does not know of any discounts or commissions, including any cash, securities, contract or other consideration to be received by any dealer in connection with the sale of the Securities, or of any intention to over-allot the Securities or to stabilize the price of any security to facilitate the offering of the Securities;

         (d) If the Securities are to be issued pursuant to a trust indenture, such Underwriter is not in control of, controlled by, or under common control with the Trustee, any other trustee under a trust indenture relating to securities of the Company and qualified under the Trust Indenture Act of 1939 (an "Other Trustee") or any of their respective affiliates, and none of said companies or affiliates, or any of their respective directors or executive officers, is a director, officer, partner, employee, appointee or representative of such Underwriter;

         (e) If the Securities are to be issued pursuant to a trust indenture, such Underwriter and its directors, executive officers and partners, taken as a group, did not, on the date of the Trustee's Statement of Eligibility and Qualification on Form T-1, own beneficially more than 1% of the outstanding voting securities of the Trustee, the Trustee's parent, any Other Trustee or the parent of any Other Trustee;

         (f) If the Registration Statement is on Form S-1, such Underwriter has not prepared or had prepared for it within the past 12 months any engineering, management or similar report or memorandum relating to the broad aspects of the business, operations or products of the Company, except for reports solely comprised of recommendations to buy, sell or hold the Company's securities, unless such recommendations have changed within the past six months;

         (g) If the Registration Statement is on either Form S-2 or Form S-3, such Underwriter has not prepared any report or memorandum for external use by it or by the Company in connection with the proposed offering of the Securities;

         (h) Such Underwriter's proposed commitment to purchase Securities will not result in a violation by it of the financial responsibility requirements of Rule 15c3-1 under the Exchange Act;

         (i) Such Underwriter is familiar with the rules, regulations and releases of the Commission dealing with the dissemination of information prior to and during registration and has not distributed nor will it distribute any written information outside of its organization relating to the Company or its securities other than in accordance with such rules, regulations and releases; and

         (j) If the Company is a "public utility," such Underwriter is not a "holding company" or a "subsidiary group" or an "affiliate" of a "holding company" or of a "public utility," each as defined in the Public Utility Holding Company Act of 1935.

SYND 1589550A019. 001 ( /3005) S1ROBHUM  01APR97 14:18
TO: THE ROBINSON -HUMPHREY COMPANY, INC.
3373 PEACHTREE ROAD, N.E.
ATLANTA, GA 30326
FROM: SIGSC000

ATTENTION:   SYNDICATE DEPARTMENT

ATLANTA, GA
APRIL 1, 1997

TO ALL PROSPECTIVE UNDERWRITERS AND DEALERS:

PLEASE BE ADVISED THAT EFFECTIVE MARCH 4, 1997, REGULATION M REPLACES RULES 10B-6, 10B-6A, 10B-7 AND 10B-21 UNDER THE 1934 ACT. ALL REFERENCES TO RULES 10B-6, 10B-6A, 10B-7 AND 10B-21, IF ANY, IN THE ROBINSON-HIMPHREY COMPANY, INC. MASTER AGREEMENT AMONG UNDRWRITERS AND THE SELECTED DEALERS AGREEMENT SHALL BE DEEMED TO BE CHANGED TO REGULATION M EFFECTIVE IMMEDIATELY.

THE FOREGOING CHANGE IS HEREBY INCORPORATED INTO THOSE TWO DOCUMENTS.

THE ROBINSON-HUMPHREY COMPANY, INC.

Via CommScan, L.L.C.

                                CUSTODY AGREEMENT
                       FOR SALE OF SHARES OF COMMON STOCK,
                      $.01 PAR VALUE, OF ACCOUNT4.COM, INC.

ChaseMellon Shareholder Services, L.L.C.

-----------------------

-----------------------

-----------------------

Ladies and Gentlemen:

         There are delivered to you herewith certificate(s) representing shares of Common Stock, $.01 par value ("COMMON STOCK"), of Account4.com, Inc., a Delaware corporation (the "COMPANY"), as set forth at the end of this letter on the page entitled "CERTIFICATE(S) DEPOSITED." Each of the certificates so delivered is accompanied by an executed assignment form duly endorsed for transfer and is in negotiable form bearing the signature of the undersigned, guaranteed by a commercial bank or trust company having an office or a correspondent in New York City, New York or by a member firm of the New York, American or Pacific Stock Exchange. The certificate(s) are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement (this "CUSTODY AGREEMENT").

         The undersigned agrees to deliver such additional documentation as you, the Attorneys (as herein defined), the Company or the Representatives (as herein defined) or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Power of Attorney (as herein defined) or the Underwriting Agreement (as herein defined), all of the foregoing to be in form and substance satisfactory in all material respects to the party reasonably requesting such documentation.

         The undersigned has also delivered duly certified resolutions of its board of directors authorizing it to enter into this Custody Agreement, the Underwriting Agreement and the Power of Attorney and duly certified copies of such corporation's by-laws, certificate of incorporation or other organizational documents.

         Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed a power of attorney (the "POWER OF ATTORNEY") irrevocably appointing John J. Lucas and Stephen M. Grange, each with full power and authority to act alone in any matter thereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually, an "ATTORNEY" and collectively, the "ATTORNEYS"), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of the Common Stock by the undersigned including, but not limited to entering into and performing an underwriting agreement (the "UNDERWRITING AGREEMENT") among the Company, certain shareholders of the Company, including the undersigned (the "SELLING SHAREHOLDERS"), and The Robinson-Humphrey Company, LLC, Gerard Klauer
Mattison & Co., Inc., and FAC/Equities, a division of First Albany
Corporation, as representatives (the "REPRESENTATIVES") of the several underwriters to be named therein (the "UNDERWRITERS"). The total number of shares of Common Stock to be sold by the undersigned to the Underwriters as is finally determined by the Attorneys and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the "SHARES."

         You are authorized and directed to hold the certificate(s) deposited with you hereunder in your custody and, subject to the instructions of the Attorneys, to take all necessary action (i) to cause the Shares to be transferred on the books of the Company into such names as the Representatives, on behalf of the several Underwriters, shall have instructed, including surrendering the certificate(s) representing the Shares to the transfer agent for the Common Stock, in exchange for new certificate(s) for shares of Common Stock registered in such names and in such denominations as the Representatives shall have instructed; (ii) to deliver such new certificate(s) to the Representatives, for the accounts of the several Underwriters, against payment for such Shares at the purchase price per Share specified in the Underwriting Agreement and to give receipt for such payment; (iii) to deposit the same to your account as Custodian and draw upon such account to pay such expenses, if any (the "EXPENSES") and transfer taxes, if any, payable in connection with the transfer of the Shares to the Underwriters ("TRANSFER TAXES") as you may be instructed to pay by the Attorneys; and (iv) to transmit to the undersigned, within 24 hours of receiving instructions from the Attorneys to do so, the excess, if any, of the amount received by you as payment for the Shares over the Expenses and Transfer Taxes, if any. Such excess is to be paid in the manner requested by the undersigned at the end of this Custody Agreement or in such manner as you, in accordance with the terms hereof, shall deem appropriate. Upon receipt of instructions from the Attorneys, you shall also return to the undersigned new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by the certificate(s) deposited with you hereunder over the number of Shares sold by the undersigned to the Underwriters.

         Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Shareholders and, prior to December 31, 2000, is irrevocable and not subject to termination by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an "EVENT"). Accordingly, the certificate(s) deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the several Underwriters, the Company, the Attorneys and the other Selling Shareholders, and this Custody Agreement and your authority hereunder ARE IRREVOCABLE and are not subject to termination by the occurrence of any Event. If an Event shall occur after the execution hereof but before the delivery of the Shares to the Underwriters, then certificate(s) representing such Shares will be delivered by you to the Underwriters on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement and any actions taken by you pursuant to this Custody Agreement shall be as valid as if such Event had not occurred, whether or not you, the Attorneys, the Underwriters or any one of them, shall have received notice of such Event.

         Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to December 31, 2000, or if on an earlier date the Representatives shall have notified the Company in writing that the Underwriting Agreement will not be signed and that the underwriting has been abandoned, then, upon the written request of the undersigned to you (accompanied by written notice of termination of the Power of Attorney addressed to each of the Attorneys) on or after that date, you are to return to the undersigned all certificate(s), together with any stock powers, delivered herewith.

         Until payment of the purchase price for the Shares has been made to you by or for the account of the several Underwriters, the undersigned shall remain the owner of all shares of Common Stock represented by the certificate(s) deposited with you hereunder and shall have the right to vote such shares and all other securities, if any, represented by such certificate(s) and to receive all dividends and distributions thereon, except the right to retain custody and dispose of such shares, which is subject to the rights of the Custodian under this Custody Agreement, the Attorneys under the Power of Attorney and the Underwriters under the Underwriting Agreement.

         You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them. Any Attorney has the authority to instruct you on irregularities or discrepancies in the certificates representing shares of Common Stock and any accompanying documents.

         In taking any action requested or directed by the Representatives under the terms of this Custody Agreement, you will be entitled to rely upon a writing signed by a Vice President, Senior Vice President, Managing Director, Counsel, Assistant General Counsel or General Counsel of The Robinson-Humphrey Company, LLC.

         It is understood that you assume no responsibility or liability to any person other than to deal with the certificate(s) deposited with you hereunder and the proceeds from the sale of all or a portion of the securities represented thereby in accordance with the provisions of this Custody Agreement. The undersigned agrees to indemnify you for, and to hold you free from and harmless against, any and all loss, claim, damage, liability or expense incurred by you arising out of or in connection with acting as Custodian hereunder, as well as the cost and expense of defending against any claim of liability hereunder, and not due to your own gross negligence or willful misconduct.

         The representations and warranties of the undersigned set forth in the draft of the Underwriting Agreement and the Power of Attorney are hereby incorporated by reference herein, and the undersigned represents and warrants that such representations and warranties are true and correct on the date hereof. The representations, warranties and agreements contained herein, as well as those contained in the Power of Attorney and the Underwriting Agreement, are made for the benefit of, and may be relied upon by, you, the other Selling Shareholders, the Attorneys, the Company, Choate Hall & Stewart, the Underwriters and Epstein Becker & Green, P.C. and their representatives, agents and counsel. These representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence, (ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Custody Agreement.

         This Custody Agreement shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

         This Custody Agreement may be signed in counterparts which together shall constitute one and the same agreement.

         This Custody Agreement shall be governed by the laws of the Commonwealth of Massachusetts without regard to its conflict of law provisions.

         Please acknowledge your acceptance hereof as Custodian, and receipt of the certificate(s) deposited with you hereunder, by executing and returning the enclosed copy hereof to the undersigned in care of Choate Hall & Stewart, 53 State Street, Boston, Massachusetts 02109, Attention: William C. Rogers, P.C.

Dated: _______, 2000

                                  Very truly yours,

                                                                               *
                                  ---------------------------------------------



                                                                               *
                                  ---------------------------------------------
                                  Signature(s)*

Print Name(s) and Address of Selling Shareholder(s) and Name and Title of any Person Signing as Agent or Fiduciary:

------------------------------------------------------


------------------------------------------------------


------------------------------------------------------


Taxpayer I.D. #:

                      --------------------------------

Telephone:            (      )
                      --------------------------------

--------
*To be signed in EXACTLY the same manner as the shares of Common Stock are registered.

INSTRUCTION: Complete each column as to certificate(s) to be deposited with the Custodian.


                            CERTIFICATE(S) DEPOSITED

 STOCK CERT. NO.      NUMBER OF SHARES OF COMMON STOCK       MAXIMUM NUMBER OF SHARES OF COMMON
                         REPRESENTED BY CERTIFICATE        STOCK TO BE SOLD FROM CERTIFICATE*
--------------------------------------------------------------------------------------------------













                        --------------------------------------------------------

TOTAL:

--------
*If no indication is made as to the certificate(s) from which securities to be sold shall be allocated, then selection will be made at the Custodian's discretion.

INSTRUCTION: Indicate how you wish to receive payment for the shares of Common Stock sold to the Underwriters. A wire transfer can be made only to an account standing in exactly the same name as the registered owner of the Common Stock being sold.

                                MANNER OF PAYMENT

         I request that payment of the net proceeds from the sale of the shares of Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

 / / CHECK made payable to:

     ----------------------------------------------------------
     to be sent to the following address:

     ----------------------------------------------------------

     ----------------------------------------------------------
     Phone     (     )

               ------------------------------------------------

     Please send by (check one):

     / /First Class Mail
     / /Federal Express
        Federal Express Account Number

        -------------------------------------------------------


 / / WIRE TRANSFER to the following account:
     Account No.
     Bank

           ----------------------------------------------------
                                 (Name)

           ----------------------------------------------------
                                (Address)

     ABA No.

                  ---------------------------------------------
     Phone     (     )

               ------------------------------------------------


 / / OTHER (please specify)

     ----------------------------------------------------------

                     CUSTODIAN'S ACKNOWLEDGMENT AND RECEIPT

         ____________________, as Custodian, acknowledges acceptance of the duties of the Custodian under the foregoing Custody Agreement and receipt of the certificate(s) referred to therein.

Dated: ___________, 2000

                                            ------------------------------------



                                            By:
                                               Name:
                                              Title:

                      DO NOT DETACH FROM CUSTODY AGREEMENT

______________, 2000

Account4.com, Inc.
75 Wells Avenue
Newton, Massachusetts 02459

The Robinson-Humphrey Company, LLC
Gerard Klauer Mattison & Co., Inc.
FAC/Equities, a division of First Albany Corporation
c/o The Robinson-Humphrey Company, LLC

RE: Account4.com, Inc.-- PUBLIC OFFERING

         To facilitate a public offering (the "Offering") of the common stock, $.01 par value (the "Common Stock"), of Account4.com, Inc., a Delaware corporation (the "Company"), under the terms of an Underwriting Agreement to be entered into among the Company, The Robinson-Humphrey Company, LLC, Gerard Klauer Mattison & Co., Inc. and FAC/Equities, a division of First Albany Corporation, as the representatives of the several underwriters, and the selling shareholders, the undersigned agrees and represents to you that for a period beginning on the date of the final prospectus related to the Offering and ending 180 days thereafter, the undersigned will not, except pursuant to the above-referenced Underwriting Agreement, (1) either (x) directly or indirectly make, agree to or cause any offer, sale (including short sale), loan, pledge, or other disposition of, or grant any options, rights or warrants to purchase with respect to, or otherwise transfer or reduce any risk of ownership of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock or other capital stock of the Company or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), or (2) make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, without the prior written consent of The Robinson-Humphrey Company, LLC; PROVIDED, HOWEVER, that nothing contained herein shall prohibit (i) the exercise of stock options or other purchases of Common Stock under stock option plans or other incentive compensation arrangements for employees or directors, or the conversion or exchange of convertible securities into shares of Common Stock, previously approved by the Company's Board of Directors, or (ii) the gift, pledge or assignment of any such securities with the consent of The Robinson-Humphrey Company, LLC, which consent shall be granted as long as the donee, pledgee or assignee agrees, in written instrument delivered to The Robinson-Humphrey Company, LLC within ten days after such gift, pledge or assignment, to be bound by the terms of this letter. The undersigned consents to the entry of stop-transfer instructions with the Company's transfer agent against the transfer of, and authorizes the Company to cause the transfer agent to decline to transfer, any of the above-described securities owned beneficially or of record by the undersigned unless such transfer is made in compliance with this letter agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein and that, upon reasonable request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Sincerely,




Name:


Address: